QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.4

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        I, Michael Barrett, the Chief Financial Officer of Cloud Peak Energy Resources LLC (the "Company"), certify, pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, that:

  1.
  The Company's Annual Report on Form 10-K for the year ended December 31, 2011 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 16, 2012

/s/ MICHAEL BARRETT Michael Barrett Chief Financial Officer

QuickLinks

  Exhibit 32.4
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350